UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A
(RULE 14a-101)

_______________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Greenbacker Renewable Energy Company LLC

(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Greenbacker Renewable Energy Company LLC
230 Park Avenue, Suite 1560
New York, NY 10169

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS
ORIGINALLY SCHEDULED FOR MAY 31, 2023

The following Notice of Change of Date of Annual Meeting of Shareholders relates to and supplements the 2023 Notice of Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”) of Greenbacker Renewable Energy Company LLC (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2023 which was subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company for use at the 2023 annual meeting of shareholders (the “Annual Meeting”) originally scheduled for Wednesday, May 31, 2023 at 9:00 a.m., Eastern Time.

On June 1, 2023, the Company issued the following press release related to a change in date of the Annual Meeting. As described below, the Annual Meeting will now be held on Thursday, July 13, 2023 at 9:00 a.m. Eastern Time in a virtual-only meeting format. As there will not be a physical location, shareholders will not be able to vote their shares in person at the Annual Meeting. Shareholders will instead be able to vote their shares by submitting a proxy in advance of the Annual Meeting using one of the methods described in the proxy materials for the Annual Meeting, or by attending the Annual Meeting virtually following the instructions outlined in the Notice of Change of Date of Annual Meeting of Shareholders. Proxies previously submitted will be voted at the Annual Meeting unless properly revoked, and shareholders who have already submitted a proxy or otherwise voted need not take any further action. Except as specifically stated in this supplement, and the supplement filed by the Company with the SEC on April 18, 2023, the information set forth in the Proxy Statement remains unchanged.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Greenbacker announces additional information regarding the Annual Meeting of Shareholders originally scheduled for May 31, 2023

New York, NY, June 1, 2023 (GLOBE NEWSWIRE) – The following Notice of Change of Date relates to the proxy statement (the “Proxy Statement”) of Greenbacker Renewable Energy Company LLC (the “Company”), dated April 17, 2023, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) that was originally scheduled to be held on Wednesday, May 31, 2023 at 9:00 a.m. Eastern Time, but that was adjourned due to lack of sufficient votes. This supplement is being filed with the Securities and Exchange Commission and is being made available to the shareholders of the Company on or about June 1, 2023.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF DATE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JULY 13, 2023

To the Shareholders of Greenbacker Renewable Energy Company LLC:

NOTICE IS HEREBY GIVEN that the Greenbacker Renewable Energy Company LLC Annual Meeting of Shareholders originally scheduled for May 31, 2023 at 9:00 a.m. Eastern Time was adjourned due to lack of sufficient votes. The date of the Annual Meeting of Shareholders has been rescheduled to Thursday, July 13, 2023 at 9:00 a.m. Eastern Time.

The location of the Annual Meeting of the Shareholders will be held in a virtual meeting format only. There is no in-person meeting for you to attend. As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 15, 2023, the record date.

To attend the Annual Meeting, you must register in advance, using your control number and other information at www.proxypush.com/greenbacker prior to the deadline of Monday, July 10, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. You will also be permitted to submit questions at the time of registration.

The meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online access will open at approximately 8:45 a.m. Eastern Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be listed on the email you will receive after completing your registration.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. Proxies previously submitted will be voted at the Annual Meeting unless properly revoked, and shareholders who have already submitted a proxy or otherwise voted need not take any further action. The Company’s Proxy Statement for the Annual Meeting and the Annual Report sent to Shareholders for the fiscal year ended December 31, 2022 are available at www.greenbackercapital.com/greenbacker-renewable-energy-company.

Sincerely,

Greenbacker Renewable Energy Company LLC

About Greenbacker Renewable Energy Company

Greenbacker Renewable Energy Company LLC is a publicly reporting, non-traded limited liability sustainable infrastructure company that both acquires and manages income-producing renewable energy and other energy-related businesses, including solar and wind farms, and provides investment management services to other renewable energy investment vehicles. We seek to acquire and operate high-quality projects that sell clean power under long-term contracts to high-creditworthy counterparties such as utilities, municipalities, and corporations. We are long-term owner-operators, who strive to be good stewards of the land and responsible members of the communities in which we operate. Greenbacker conducts its investment management business through its wholly owned subsidiary, Greenbacker Capital Management, LLC, an SEC-registered investment adviser. We believe our focus on power production and asset management creates value that we can then pass on to our shareholders—while facilitating the transition toward a clean energy future. For more information, please visit www.greenbackercapital.com/greenbacker-renewable-energy-company.

Greenbacker media contact:
Chris Larson
Media Communications
646.569.9532
c.larson@greenbackercapital.com